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EXHIBIT 10.2 FORM OF CLEAR CHANNEL COMMUNICATIONS, INC. 2001
             STOCK INCENTIVE PLAN STOCK OPTION AGREEMENT FOR A
             STOCK OPTION WITH A SEVEN YEAR TERM

NOTICE OF GRANT OF STOCK OPTIONS             CLEAR CHANNEL COMMUNICATIONS, INC.
AND OPTION AGREEMENT                         ID: 74-1787539
                                             200 East Basse
                                             San Antonio, TX 78209

Name:
Address:

Effective [grant date], you have been granted a Stock Option to purchase [quantity] shares (the 'Option') of Clear Channel Communication, Inc. (the Company) stock as outlined below.

              Granted To:  [name and ID number]

         Options Granted:  [quantity]

  Options Price per Share  [market price]      Total Cost to Exercise:   [value]
         Expiration Date:  [7 years from grant date]
        Vesting Schedule:  [25% 3 years from grant date; 25% 4
                           years from grant date; and remaining
                           50% 5 years from grant date]

By your signature and the Company's signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company's Stock Option Plan as amended and the Option Agreement, all of which are attached and made a part of this document.

________________________________________                           _____________
Clear Channel Communications, Inc.                                 Date

________________________________________                           _____________
[name]                                                             Date

      Note: If there are any discrepancies in the name or address shown above, please make the appropriate corrections on this form.

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          AMENDED AND RESTATED CLEAR CHANNEL COMMUNICATIONS, INC. 2001
                   STOCK INCENTIVE PLAN STOCK OPTION AGREEMENT

      THIS STOCK OPTION AGREEMENT ("Agreement") is granted on the date (the "DATE OF GRANT") set forth on the attached Notice of Grant of Stock Options (the "NOTICE") by Clear Channel Communications, Inc., a Texas corporation (the "COMPANY") to the person named on the Notice (the "OPTIONEE"), who is an employee or officer of the Company or one of its subsidiaries or who is otherwise qualified to receive an Option (as defined below) under the Plan (as defined below).

      WHEREAS, the Board of Directors of the Company (the "BOARD") adopted, with subsequent stockholder approval, the Clear Channel Communications, Inc. 2001 Stock Incentive Plan, as may be amended from time to time (the "PLAN").

      WHEREAS, the Plan provides for the granting of stock options by a committee to be appointed by the Board (the "COMMITTEE") to directors, officers, key employees of the Company or any subsidiary of the Company and to persons who provide consulting or other services to the Company deemed by the Committee to be of substantial value to the Company to purchase, or to exercise certain rights with respect to, shares of the common stock of the Company, par value $.10 per share (the "COMMON STOCK"), in accordance with the terms and provisions thereof.

      NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Grant of Option.

      Subject to the terms and conditions set forth herein and in the Plan, the terms of which are attached as Exhibit A, the Company hereby grants to the Optionee, during the period commencing on the Date of Grant and ending on the Expiration Date (as provided in the Notice), the right and option (the right to purchase any one share of Common Stock hereunder being an "OPTION") to purchase from the Company, at a price per share set forth in the Notice (the "OPTION PRICE"), such number of shares of Common Stock as set forth in the Notice (the "OPTION SHARES").

2. Limitation on Exercise of Option.

      Subject to the terms and conditions set forth herein and the Plan, the Optionee will be vested at such time(s) provided for in the Notice; provided, that, Optionee is then employed by the Company (or, in the case of non-employee Optionee's, are still providing services to the Company), except as otherwise provided in Section 7 of this Agreement.

3. Method of Exercise.

      (a) During the term of this Option, the Optionee may exercise this Option, from time to time, to the extent then exercisable, by contacting the Company's outside Plan administrator (the "ADMINISTRATOR") and following the procedures established by the Administrator. The exercise price of the Option may be paid by (a) cash or certified or bank check, (b) surrender of

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common stock held by the Optionee for at least six (6) months prior to exercise
(or such longer or shorter period as may be required to avoid a charge to earnings for financial accounting purposes) or the attestation of ownership of such shares if so permitted by the Company, (c) if established by the Company, through a "same day sale" commitment from Optionee and a broker-dealer selected by the Company that is a member of the National Association of Securities Dealers (an "NASD DEALER") whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the shares so purchased sufficient to pay for the total exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the total exercise price directly to the Company, (d) through additional methods prescribed by the Committee, including, without limitation, loans, installment payments and/or guarantees, all under such terms and conditions as deemed appropriate by the Committee in its discretion, or (e) by any combination of the foregoing, and, in all instances, to the extent permitted by applicable law.

      (b) At the time of exercise, the Optionee shall pay to the Administrator (or at the option of the Company, to the Company) such amount as the Company deems necessary to satisfy its obligation to withhold federal, state or local income or other taxes incurred by reason of the exercise of Options granted hereunder. The Optionee may elect to pay to the Administrator (or at the option of the Company, to the Company) an amount equal to the amount of the taxes which the Company shall be required to withhold by delivering to the Administrator (or at the option of the Company, to the Company), cash, a check or at the sole discretion of the Company, shares of Common Stock having a Fair Market Value equal to the amount of the withholding tax obligation as determined by the Company.

4. Issuance of Shares.

      Except as otherwise provided in the Plan, as promptly as practical after receipt of notification of exercise and full payment of the Option Price and any required income tax withholding, the Company shall issue or transfer to the Optionee the number of Option Shares with respect to which Options have been so exercised, and shall deliver to the Optionee or have deposited in the Optionee's brokerage account with the Administrator a certificate or certificates therefor, registered in the Optionee's name.

5. Company; Optionee.

      (a) The term "COMPANY" as used in this Agreement with reference to employment shall include the Company and its subsidiaries, as appropriate.

      (b) Whenever the word "OPTIONEE" is used in any provision of this Agreement under circumstances where the provision should logically be construed to apply to the beneficiaries, the executors, the administrators, or the person or persons to whom the Options may be transferred by will or by the laws of descent and distribution, the word "OPTIONEE" shall be deemed to include such person or persons.

6. Limitation on Exercise.

      No fractional shares may be purchased hereunder.

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7. Termination of Employment. Any Options held by the Optionee upon termination of employment or service shall remain exercisable as follows:

      (a) If the Optionee's termination of employment or service is due to death, all unvested Options shall automatically vest and become immediately exercisable in full and all Options shall be exercisable by the Optionee's designated beneficiary, or, if none, the person(s) to whom such Optionee's rights under the Option are transferred by will or the laws of descent and distribution for 1 year following such termination of employment (but in no event beyond the term of the Option), and shall thereafter terminate.

      (b) If the Optionee's termination of employment or service is due to Disability, the Optionee shall be treated, for purposes of this Agreement only, as if his/her employment or service continued with the Company for the lesser of
(i) five years or (ii) the remaining term of the Option and the Option will continue to vest and remain exercisable during such period (the "DISABILITY VESTING PERIOD"). Upon expiration of the Disability Vesting Period, all outstanding Options shall automatically terminate; provided, that, if the Optionee should die during such period, all unvested Options shall automatically vest and become immediately exercisable in full and all Options shall be exercisable by the Optionee's designated beneficiary, or, if none, the person(s) to whom such Optionee's rights under the Option are transferred by will or the laws of descent and distribution for 1 year following such death (but in no event beyond the term of the Option), and shall thereafter terminate.

      (c) If the Optionee's termination of employment or service is due to Retirement (as defined herein), the Optionee shall be treated, for purposes of this Agreement only, as if his/her employment or service continued with the Company for the lesser of (i) five years or (ii) the remaining term of the Option and the Option will continue to vest and remain exercisable during such period (the "RETIREMENT VESTING PERIOD"). Upon expiration of the Retirement Vesting Period, all outstanding Options shall automatically terminate; provided, that, if the Optionee should die during such period, all unvested Options shall automatically vest and become immediately exercisable in full and all Options shall be exercisable by the Optionee's designated beneficiary, or, if none, the person(s) to whom such Optionee's rights under the Option are transferred by will or the laws of descent and distribution for 1 year following such death (but in no event beyond the term of the Option), and shall thereafter terminate. For purposes of this section, "RETIREMENT" shall mean shall mean the Optionee's resignation from the Company on or after the date on which the sum of his/her
(i) full years of age (measured as of his/her last birthday preceding the date of termination of employment or service) and (ii) full years of service with the Company measured from his/her date of hire (or re-hire, if later), is equal at least seventy (70); provided, that, the Optionee must have attained at least the age of sixty (60) AND completed at least five (5) full years of service with the Company prior to the date of his/her resignation. Any disputes relating to whether the Optionee is eligible for Retirement under this Agreement, including, without limitation, his years' of service, shall be settled by the Committee in its sole discretion.

      (d) If the Optionee's termination of employment or service is for Cause, the Option shall terminate upon such termination of employment or service, regardless of whether the Option was then exercisable.

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      (e) If the Optionee's termination of employment or service is for any other reason, all unvested Options shall terminate on the date of termination and all Options (to the extent exercisable as of the date of termination) shall be exercisable for a period of three-months following such termination of employment or service (but in no event beyond the term of the Option), and shall thereafter terminate. The Optionee's status as an employee shall not be considered terminated in the case of a leave of absence agreed to in writing by the Company (including, but not limited to, military and sick leave); provided, that, such leave is for a period of not more than three-months or re-employment upon expiration of such leave is guaranteed by contract or statute.

      (f) Notwithstanding any other provision of this Agreement or the Plan to the contrary, including, without limitation, Sections 7(b) and 7(c) of this
Agreement:

            (i) If it is determined by the Committee that prior to the date that all Options are vested (whether or not during the Disability Vesting Period or the Retirement Vesting Period), the Optionee engaged (or is engaging in) any activity that is harmful to the business or reputation of the Company (or any Parent or Subsidiary), including, without limitation, any "COMPETITIVE ACTIVITY" (as defined below) or conduct prejudicial to or in conflict with the Company (or any Parent or Subsidiary) or any material breach of a contractual obligation to the Company (or any Parent or Subsidiary) (collectively, "PROHIBITED ACTS"), then, upon such determination by the Committee, all outstanding Options granted to the Optionee under this Agreement shall be cancelled and cease to be exercisable (whether or not then vested).

            (ii) If it is determined by the Committee that the Optionee engaged (or is engaging in) any Prohibited Act where such Prohibited Act occurred or is occurring within the one (1) year period immediately following the exercise of any Option granted under this Agreement, the Optionee agrees that he/she will repay to the Company any gain realized on the exercise of such Option (such gain to be valued as of the relevant exercise date(s)). Such repayment obligation will be effective as of the date specified by the Committee. Any repayment obligation must be satisfied in cash or, if permitted in the sole discretion of the Committee, in shares of Common Stock having a Fair Market Value equal the gain realized upon exercise of the Option. The Company is specifically authorized to off-set and deduct from any other payments, if any, including, without limitation, wages, salary or bonus, that it may own the Optionee to secure the repayment obligations herein contained.

The determination of whether the Optionee has engaged in a Prohibited Act shall be determined by the Committee in good faith and in its sole discretion. The provisions of Section 7(f) shall have no effect following a Change in Control. For purposes of this Agreement, the term "COMPETITIVE ACTIVITY" shall mean the Optionee, without the prior written permission of the Committee, any where in the world where the Company (or any Parent or Subsidiary) engages in business, directly or indirectly, (i) entering into the employ of or rendering any services to any

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person, entity or organization engaged in a business which is directly or indirectly related to the businesses of the Company or any Parent or Subsidiary ("COMPETITIVE BUSINESS") or (ii) becoming associated with or interested in any Competitive Business as an individual, partner, shareholder, creditor, director, officer, principal, agent, employee, trustee, consultant, advisor or in any other relationship or capacity other than ownership of passive investments not exceeding 1% of the vote or value of such Competitive Business.

8. Certain Adjustments.

      (a) In the event of any Change in Capitalization and/or any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets or stock of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event (an "EVENT"), and in the Committee's opinion, such event affects the Common Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Option, then the Committee shall, in such manner as it may deem equitable, including, without limitation, adjust any or all of the following: (i) the number and kind of shares of Common Stock (or other securities or property) with respect to which the Option was granted and
(ii) the Option Price with respect to the Option. If, by reason of an Event, the Optionee shall be entitled to exercise the Option with respect to, new, additional or different shares of stock or securities, such new, additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the shares subject to the Option prior to such Event. The Committee determination under this Section 8(a) shall be final, binding and conclusive.

      (b) Upon the occurrence of an Event (or any other transaction or corporate event deemed appropriate by the Committee) in which outstanding Options are not to be assumed or otherwise continued following such an Event (or any other transaction or corporate event deemed appropriate by the Committee), the Committee may, in its discretion, (i) terminate the Option without the Optionee's consent and provide for the purchase of any such Option for an amount of cash equal to the product of (A) and (B), where (A) is equal to the number of Option Shares subject to such outstanding Option and (B) is equal to the difference between (1) the Fair Market Value of one share of Common Stock immediately prior to such Event and (2) the Option Price per share of the Option and/or (ii) provide that such Option shall be exercisable (whether or not vested) as to all shares covered thereby for at least thirty (30) days prior to such Event (or any other transaction or corporate event deemed appropriate by the Committee) or such longer or shorter period as the Committee may determine is appropriate.

      (c) Upon the occurrence of a Change in Control, all outstanding unvested Options granted hereunder shall become immediately vested and exercisable in full.

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9. No Rights of Stockholders.

      Neither the Optionee nor any personal representative shall be, or shall have any of the rights and privileges of, a stockholder of the Company with respect to any shares of Common Stock purchasable or issuable upon the exercise of the Option, in whole or in part, prior to the date of exercise of the Option and no adjustment (other than as provided in Section 8) shall be made for dividends or distributions or other rights in respect of such Option Shares for which the record date is prior to the date upon which he shall become the holder of record thereof.

10. Non-Transferability of Option.

      The Option is not transferable by a Optionee except by will or the laws of descent and distribution or to a beneficiary in the event of the Optionee's death, and, if exercisable, shall be exercisable during the lifetime of a Optionee only by the Optionee or his guardian or legal representative. Following transfer, the Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. The events of termination of employment set forth in Section 7 hereof shall continue to be applied with respect to the original Optionee, following which the Option shall be exercisable by the transferee only to the extent and for the periods specified in the Plan. The Option may not be pledged, mortgaged, hypothecated or otherwise encumbered, and shall not be subject to the claims of creditors.

11. Employment Not Affected.

      Neither the granting of the Option nor its exercise shall be construed as granting to the Optionee any right with respect to continuance of employment of the Company. Except as may otherwise be limited by a written agreement between the Company and the Optionee, the right of the Company to terminate at will the Optionee's employment with it at any time (whether by dismissal, discharge, retirement or otherwise) is specifically reserved by the Company and acknowledged by the Optionee.

12. Amendment of Option.

      The Option may be amended by the Board or the Committee at any time (i) if the Board or the Committee determines, in its sole discretion, that amendment is necessary or advisable to conform to any changes in the law which occur after the Date of Grant and by its terms applies to the Option; or (ii) which the Board may deem to be in the best interests of the Company, provided that no amendment shall impair or negate any of the rights or obligations under this Agreement, without the consent of the Optionee (except as otherwise provided in Section 8 of this Agreement.

13. Restrictions on Transfer.

      The Optionee agrees, by acceptance of this Option, that, upon issuance of any shares hereunder, that, unless such shares are then registered under applicable federal and state securities laws, (i) acquisition of such shares will be for investment and not with a view to the distribution thereof, and (ii) the Company may require an investment letter from the Optionee in such form as may be recommended by Company counsel. The Company shall in no event be obliged to register any securities pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended) or

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to take any other affirmative action in order to cause the exercise of the
Options or the issuance or transfer of shares pursuant thereto to comply with any law or regulation of any governmental authority.

14. Notice.

      Any notice to the Company provided for in this Agreement shall be addressed to it in care of its Secretary at its executive offices at Clear Channel Communications, Inc., 200 East Basse Road, San Antonio, Texas 78209-8328, and any notice to the Optionee shall be addressed to the Optionee at the current address shown on the payroll records of the Company. Any notice shall be deemed to be duly given if and when properly addressed and posted by registered or certified mail, postage prepaid.

15. Incorporation of Plan by Reference.

      The Option is granted pursuant to the terms of the Plan, the terms of which are incorporated herein by reference, and the Option shall in all respects be interpreted in accordance with the Plan. The Committee shall interpret and construe the Plan and this Agreement, and its interpretations and determinations shall interpret and construe the Plan and this Agreement, and its interpretations and determinations shall be conclusive and binding on the parties hereto and any other person claiming an interest hereunder, with respect to any issue arising hereunder or thereunder. In the event of a conflict or inconsistency between the terms and provisions of the Plan and the provisions of this Agreement, the Plan shall govern and control. All capitalized terms not defined herein shall have the meaning ascribed to them as set forth in the Plan.

16. Governing Law.

      The validity, construction, interpretation and effect of this Agreement shall exclusively be governed by and determined in accordance with the law of the State of Texas without regard to its conflict of law principles, except to the extent preempted by federal law.

17. Binding Effect.

      Subject to Section 10 hereof, this Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereto.